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                                                                   EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

         Set forth below is a list of all of the subsidiaries of Orius Corp. Unless otherwise indicated, all of the subsidiaries are wholly owned. If indented, the company is a subsidiary of the company under which it is listed.


                                                                                                    JURISDICTION OF
                                             NAME                                                      FORMATION
-----------------------------------------------------------------------------------------------     ---------------
Orius Corp.....................................................................................     Florida
     NATG Holdings, LLC........................................................................     Delaware
         Orius Capital Corp....................................................................     Delaware
         North American Tel-Com Group, Inc.....................................................     Florida
              Mich-Com Cable Services Incorporated.............................................     Michigan
              State Wide CATV, Inc.............................................................     Florida
              Cablemasters Corp................................................................     Pennsylvania
              U.S. Cable, Inc..................................................................     Wisconsin
              Excel Cable Construction, Inc....................................................     Florida
              CATV Subscriber Services, Inc....................................................     North Carolina
              Channel Communications, Inc......................................................     Kansas
                  Irwin Telecom Holdings, Inc..................................................     Delaware
         DAS-CO of Idaho, Inc..................................................................     Idaho
         Texel Corporation.....................................................................     Virginia
         Copenhagen Utilities & Construction, Inc..............................................     Oregon
         Schatz Underground Cable, Inc.........................................................     Missouri
              Irwin Telecom Services, Inc......................................................     Florida
                  Irwin Telecom Services, L.P. (1).............................................     Texas
         Midwest Splicing & Activation, Inc....................................................     Minnesota
         Network Cabling Services, Inc.........................................................     Texas
              Network Cabling Holdings, Inc....................................................     Florida
              Network Comprehensive Telecom, L.P. (2)..........................................     Texas
         LISN Company..........................................................................     Ohio
         LISN Inc..............................................................................     Ohio
              Fenix Telecommunications Services, Inc...........................................     Florida
              Fenix Holdings, Inc..............................................................     Florida
                  Fenix Telecom Services Limited Partnership (3)...............................     Wisconsin
         Arion Sub, Inc........................................................................     Delaware

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(1)      Irwin Telecom Services, L.P.'s general partner is Irwin Telecom
         Services, Inc. and its limited partner is Irwin Telecom Holdings, Inc.



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(2)      Network Comprehensive Telecom, L.P.'s general partner is Network
         Cabling Services, Inc. and its limited partner is Network Cabling Holdings, Inc.

(3) Fenix Telecom Services Limited Partnership's general partner is Fenix Telecommunications Services, Inc. and its limited partner is Fenix Holdings, Inc.


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